UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  August 25, 1999

                          CITY CAPITAL HOME LOAN TRUST
               Mortgage Pass-Through Certificates, 1999-1


New York (governing law of          333-67329-03    Pending
Pooling and Servicing Agreement)    (Commission     IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, MD                                        (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On August 25, 1999 a distribution was made to holders of CITY CAPITAL HOME LOAN TRUST Mortgage Pass-Through Certificates, 1999-1



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1999-1, relating to the
                                  August 25, 1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          CITY CAPITAL HOME LOAN TRUST
               Mortgage Pass-Through Certificates, 1999-1

              By:   Wilmington Trust Co., as Owner Trustee
              By:   /s/ Robert P. Hines Jr., Officer
              By:   Robert P. Hines Jr., Officer
              Date: 8/30/99


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1999-1, relating to the August 25, 1999 distribution.